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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2011 through September 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer High Income Trust
--------------------------------------------------------------------------------
Semiannual Report | September 30, 2011
--------------------------------------------------------------------------------



Ticker Symbol:    PHT





[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Schedule of Investments                                                       12

Financial Statements                                                          38

Notes to Financial Statements                                                 43

Trustees, Officers and Service Providers                                      54



                   Pioneer High Income Trust | Semiannual Report | 9/30/11     1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit low to flat growth and not head into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained strong despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital market volatility. But broadly speaking, we think this subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2     Pioneer High Income Trust | Semiannual Report | 9/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer High Income Trust | Semiannual Report | 9/30/11     3

Portfolio Management Discussion | 9/30/11

Mounting investor aversion to risk led to deteriorating performance by corporate high-yield bonds and other perceived risky investments during the six-month period ended September 30, 2011. As the period progressed, investors increasingly sought ways to reduce credit risk amid growing unease about the health of the economy. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer High Income Trust over the six-month period. Mr. Feltus, senior vice president and portfolio manager at Pioneer, and a member of Pioneer's fixed-income team, is responsible for the daily management of the Trust.

Q How did Pioneer High Income Trust perform during the six months ended September 30, 2011?

A Pioneer High Income Trust produced a total return of -9.92% at net asset value and 3.17% at market price during the six months ended September 30, 2011, with shares of the Trust selling at a 32.2% premium to net asset value at the end of the period. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch High Yield Master II Index (the BofA ML Index), returned -5.39%. Unlike the Trust, the BofA ML Index is not leveraged. Over the same six-month period ended September 30, 2011, the average return (at market price) of the 39 closed end funds in Lipper's High Current Yield Closed End Funds (Leveraged) category was -6.70%. On September 30, 2011, the 30-day SEC yield on the Trust's shares was 11.02%.

Q What factors influenced the performance of the Trust during the six months ended September 30, 2011?

A A general deterioration in investor confidence led to negative performance by high-yield bonds generally, and in the performance of the Trust at net asset value over the six month ended September 30, 2011. The Trust's use of leverage in the falling market was the major factor leading to its underperformance relative to the BofA ML Index. The Trust's emphasis on lower-rated high-yield bonds also had a negative effect against performance, relative to the BofA ML Index, as securities with higher credit ratings generally held up better than lower-rated bonds during the period. The Trust's return at market price was a somewhat different story. Over the six months, the Trust generated a positive total return at market price, helped by consistent dividends and a share price that fluctuated less than the high-yield market.

Q How would you describe the investment environment during the six months ended September 30, 2011, and its effect on the Trust?

A The six-month period was marked by growing concerns that the economy was weakening. As a consequence, investments that carried credit risk fell


4     Pioneer High Income Trust | Semiannual Report | 9/30/11
   sharply in price, especially in the third quarter (July-September 2011). High-yield bonds, which had performed positively during the first half of 2011, were particularly affected when investors grew more worried about the health of the economy and about the ability of policy makers, both home and abroad, to deal with problems such as the European sovereign-debt crisis and a raising of the U.S. debt ceiling. While these concerns finally gripped the market in the third quarter, hints of economic deterioration actually had begun to be revealed in April 2011, when weakness appeared in the market for mortgage-backed securities. As the spring progressed, sovereign-debt problems in Greece and several other European countries once again began to capture the attention of investors, raising new concerns about the potential contagious effects that European debt problems might have on the global economy. In particular, investors grew more worried that the widening sovereign-debt problems could expose weakness in the financial health of major European banks, many of which appeared to be under-capitalized. As the six-month period ended on September 30, 2011, a resolution to the debt problems in Europe appeared to be far from settled.

   Investor confidence was shaken further during the summer months by a series of developments in the United States, where new reports indicated a deceleration of economic growth trends. While retail sales seemed to hold up, industrial production appeared to slow, at least partly due to the effects of the March 2011 earthquake and tsunami in Japan. Unemployment remained high, and the growth of the economy, as measured by gross national product, slowed to a 1.3% annual pace for the second quarter of 2011 (April-June). At the same time, political stalemate in Washington, D.C., highlighted by the debate over the national debt ceiling, further undermined investor confidence that U.S. policy makers could reach consensus. In August, almost immediately after the debt ceiling debate was concluded, the Standard & Poor's (S&P) credit rating agency downgraded its rating for U.S. Treasury securities from the top level of AAA for the first time since the rating was first awarded to the U.S. by one of S&P's predecessor firms in 1917. In response to all the negative news, the demand for high-yield bonds and for other credit-sensitive securities weakened as anxious investors sought out higher-rated debt. As corporate bond prices fell, the yield spreads between high-yield bonds and Treasuries widened substantially, reflecting the market's demand for higher yields in exchange for taking on credit risk.

Q How was the Trust's portfolio of investments positioned during the six months ended September 30, 2011, and how did the positioning affect the Trust's performance?

A We maintained a consistent investment strategy for the Trust throughout the six months, emphasizing high-yield corporate securities. At September 30, 2011, for example, 69.1% of the Trust's total investment portfolio was


                   Pioneer High Income Trust | Semiannual Report | 9/30/11     5
   invested in U.S. high-yield corporate debt. We believed that the price declines in high-yield bonds were inconsistent with the underlying fundamentals of the companies and securities in which we invested the Trust, and that the fears of a double-dip recession were overstated. For example, the yield spreads of high-yield bonds compared with Treasury securities widened over the six months, to levels consistent with a nearly 10% annual default rate for the debt. (Spreads in this case are defined as the differences in yield between Treasuries and higher-yielding securities.) However, the trailing 12-month default rate for high-yield bonds was just 2%. Even factoring in future increases in the default rate, we thought that the high-yield bond prices represented good values, especially as corporate earnings growth continued to be solid. The emphasis on lower-quality holdings tended to hold back the Trust's results when high-yield bonds declined in price, especially over the final three months of the period as lower-quality securities underperformed the BofA ML Index, despite their higher yields.

   A number of investments contributed positively to the Trust's results over the six-month period, despite the overall market trend. One of the highlights came from our decision early in 2011 to take advantage of good investment opportunities in municipal bonds. We found that municipal bonds, in general, were trading at better prices than comparable maturity and quality taxable bonds, and so we established positions in that market for the Trust, maintaining an average weighting of 4.3% of the Trust's total investment portfolio at the end of the period. The decision supported the Trust's performance as municipals recovered over the six-month period. The Trust's investments in bank loans, which also are not part of the BofA ML benchmark index, also held up relatively well. Bank loans accounted for 5.2% of the Trust's total investment portfolio as of September 30, 2011.

   Among individual investments, the Trust's performance was helped by the bonds of three companies whose debts were expected to be refinanced when they were acquired. They included bonds of: PAETEC, a broadband services provider; Aker Drilling, an offshore oil drilling firm; and Vangent, which provides information technology services to government agencies. In addition, Vanguard Health Systems, which operates several hospitals, had a successful initial public stock offering and retired its existing subordinated debt.

   While those corporate events helped the Trust's performance, the takeover of Graham Packaging by Reynolds Group proved a negative for the Trust over the period. We had invested the Trust in the debt of both companies, but Graham's debt was not retired at the time of the acquisition and Reynolds increased its indebtedness during the deal, resulting in declines in the prices for the securities of both companies. Another of the Trust's investments that did not help performance was the debt of Sevan Marine,


6     Pioneer High Income Trust | Semiannual Report | 9/30/11
   which manufactures offshore drilling platforms for the energy industry. The company restructured its debt when it ran into cash-flow problems.

Q  Could you describe how leverage is used in managing the Trust?

A The Trust employs leverage provided by auction market-preferred shares to invest the Trust in additional higher-yielding securities that typically pay higher dividends than the dividend rates payable on the preferred shares, thereby increasing the Trust's yield. The use of leverage can increase the Trust's potential to pay higher yields to its shareowners than would generally be paid by an unleveraged portfolio. During periods of low market interest rates and modest borrowing costs, the use of leverage can have a significant positive effect on the Trust's yield. However, just as the use of leverage provides the potential to enhance yield, it also can increase investment risk. During periods when high-yield bond prices tend to change, the use of leverage can magnify the effect of changing prices on the Trust's total return, which is the combination of yield and price change. When bond prices rise, the use of leverage can further enhance the Trust's total return; when bond prices decline, the use of leverage can magnify the price loss to the Trust.

Q  Did the level of leverage in the Trust change over the six months?

A At the end of the six-month period (September 30, 2011), 30.3% of the Trust's total managed assets were financed by leverage. While the figure was higher than the 27.3% of the Trust's managed assets leveraged at the beginning of the six-month period on April 1, 2011, the increase was due to declines in the values of the bonds held by the Trust. The absolute amount of leverage used by the Trust was unchanged over the six months ended September 30, 2011.

Q  What is your investment outlook?

   A We expect the economy to maintain its growth trajectory, at a slow-but-steady pace. The risks of a "double-dip" recession are, in our opinion, overblown. Corporate profits should continue to be healthy, especially in the industrials sector, which we tend to emphasize in managing the Trust. While we think it is possible that the default rate for high-yield bonds may rise, we don't expect that the rate will approach the levels consistent with the price of high-yield bonds in the current market. As a result, we believe those securities are undervalued and represent good opportunities. We think the main threats to the market stem from a lack of confidence in the ability of governments to deal with their financial problems, rather than any renewed fundamental weakness in the private sector.


Please refer to the Schedule of Investments on pages 12-37 for a full listing of Trust securities.


                   Pioneer High Income Trust | Semiannual Report | 9/30/11     7

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8     Pioneer High Income Trust | Semiannual Report | 9/30/11

Portfolio Summary | 9/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                   79.7%
Floating Rate Loan Interests                               5.2%
Convertible Bonds & Notes                                  5.0%
Municipal Bonds                                            4.3%
Asset Backed Securities                                    2.1%
Common Stock                                               1.5%
Sovereign Debt Obligations                                 0.7%
Preferred Stock                                            0.5%
Municipal Collateralized Debt Obligations                  0.4%
Convertible Preferred Stock                                0.3%
Collateralized Mortgage Obligations                        0.3%
Rights/Warrants*                                           0.0%

*Less than 0.01%


Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                  19.5%
1-3 years                                                 21.6%
3-4 years                                                  7.2%
4-6 years                                                 13.5%
6-8 years                                                 14.0%
8 + years                                                 24.2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  NCO Group, Inc., 11.875%, 11/15/14                                   1.32%
--------------------------------------------------------------------------------
 2.  Cia Brasileira de Bebida, 10.5%, 12/15/11                            1.22
--------------------------------------------------------------------------------
 3.  Allmerica Financial Corp., 7.625%, 10/15/25                          1.21
--------------------------------------------------------------------------------
 4.  Southern States Cooperative, Inc., 11.25%, 5/15/15 (144A)            1.18
--------------------------------------------------------------------------------
 5.  Charlotte Special Facilities Refunding Revenue, 5.6%, 7/1/27         1.13
--------------------------------------------------------------------------------
 6.  HUB International Holdings, Inc., 10.25%, 6/15/15 (144A)             1.03
--------------------------------------------------------------------------------
 7.  Forest City Enterprises, Inc., 7.625%, 6/1/15                        0.98
--------------------------------------------------------------------------------
 8.  Teck Resources, Ltd., 10.25%, 5/15/16                                0.97
--------------------------------------------------------------------------------
 9.  Sally Holdings LLC, 10.5%, 11/15/16                                  0.97
--------------------------------------------------------------------------------
10.  Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%, 6/15/19 (144A)          0.95
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                   Pioneer High Income Trust | Semiannual Report | 9/30/11     9

Prices and Distributions | 9/30/11

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            9/30/11                  3/31/11
--------------------------------------------------------------------------------
                             $16.35                   $16.55
--------------------------------------------------------------------------------
 Premium                       32.2%                    15.5%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            9/30/11                  3/31/11
--------------------------------------------------------------------------------
                             $12.37                   $14.33
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net Investment       Short-Term         Long-Term
                              Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
   4/1/11 - 9/30/11          $0.8250             $ --               $ --
--------------------------------------------------------------------------------


10     Pioneer High Income Trust | Semiannual Report | 9/30/11

Performance Update | 9/30/11

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Bank of America Merrill Lynch High Yield Master II Index.


 Cumulative Total Returns
 (As of September 30, 2011)
--------------------------------------------------------------------------------
                              Net Asset         Market
 Period                       Value (NAV)       Price
--------------------------------------------------------------------------------
 Life-of-Trust
 (4/26/02)                    169.47%           240.53%
 5 Years                       46.69             76.13
 1 Year                         0.84             11.79
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

                 Pioneer High        Bank of America Merrill Lynch
                 Income Trust        High Yield Master II Index
4/02             10000               10000
                  8877                8879
9/03             12377               11481
                 14580               12899
9/05             15473               13763
                 18371               14855
9/07             19897               16004
                 17574               14141
9/09             20827               17302
                 26722               20506
9/11             34053               20777

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

Index comparison begins April 30, 2002. The Bank of America Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index is not leveraged. It is not possible to invest directly in the Index.


                  Pioneer High Income Trust | Semiannual Report | 9/30/11     11

Schedule of Investments | 9/30/11 (Consolidated) (unaudited)

-------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                              Value
-------------------------------------------------------------------------------------------------------
                                  ASSET BACKED SECURITIES -- 2.9% of Net Assets
                                  TRANSPORTATION -- 0.8%
                                  Airlines -- 0.8%
      901,814(a)         B-/Caa2  Aviation Capital Group Trust, 0.687%,
                                  11/15/25 (144A)                                          $    550,106
    2,000,000(a)       CCC+/Caa2  Lease Investment Flight Trust, 0.619%, 7/15/31              1,310,000
    2,336,051(a)          CCC/Ca  Long Beach Mortgage Loan Trust, 0.425%, 3/25/46               759,109
                                                                                           ------------
                                  Total Transportation                                     $  2,619,215
-------------------------------------------------------------------------------------------------------
                                  BANKS -- 0.8%
                                  Thrifts & Mortgage Finance -- 0.8%
      531,442(a)        AA+/Baa2  ACE Securities Corp., 1.135%, 12/25/34                   $    368,882
    1,690,795(a)         B-/Caa1  Aircraft Finance Trust, 0.709%, 5/15/24 (144A)                879,213
       30,936(a)          B-/Ba3  Aircraft Finance Trust, 0.729%, 5/15/24 (144A)                 29,080
      234,572(a)        CCC/Caa3  Amortizing Residential Collateral Trust,
                                  1.51%, 1/25/32                                                 90,826
      280,000(a)          CCC/B2  Bear Stearns Asset Backed Securities Trust,
                                  0.685%, 1/25/47                                               100,522
      511,400(a)        CCC/Caa1  Citigroup Mortgage Loan Trust, Inc., 0.295%, 7/25/45          382,220
      166,635(a)        AAA/Caa2  FBR Securitization Trust, 0.935%, 10/25/35                     89,495
      965,000(a)          CCC/B2  Home Equity Asset Trust, 0.345%, 3/25/37                      769,584
      250,000(a)          CCC/B3  Security National Mortgage Loan Trust, 6.55%,
                                  4/25/37 (144A)                                                175,000
                                                                                           ------------
                                  Total Banks                                              $  2,884,822
-------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.4%
                                  Investment Banking & Brokerage -- 0.1%
      500,000            BBB-/NR  Bear Stearns Commercial Mortgage Securities, 6.94%,
                                  2/15/35 (144A)                                           $    496,523
-------------------------------------------------------------------------------------------------------
                                  Specialized Finance -- 0.3%
      850,000          BBB-/Baa3  Dominos Pizza Master Issuer LLC, 5.261%,
                                  4/25/37 (144A)                                           $    858,500
                                                                                           ------------
                                  Total Diversified Financials                             $  1,355,023
-------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 0.9%
                                  Multi-Utilities -- 0.9%
    3,457,388              NR/NR  Ormat Funding Corp., 8.25%, 12/30/20                     $  3,232,657
                                                                                           ------------
                                  Total Utilities                                          $  3,232,657
-------------------------------------------------------------------------------------------------------
                                  TOTAL ASSET-BACKED SECURITIES
                                  (Cost $9,980,862)                                        $ 10,091,717
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                 S&P/Moody's
USD ($)                Ratings                                                              Value
--------------------------------------------------------------------------------------------------------
                                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
                                  of Net Assets
                                  BANKS -- 0.5%
                                  Thrifts & Mortgage Finance -- 0.5%
    1,504,000(a)       BBB+/Caa2  Carrington Mortgage Loan Trust, 0.435%, 2/25/37           $    731,018
      216,770(a)         AA+/Ba3  Carrington Mortgage Loan Trust, 0.355%, 2/25/37                208,447
      353,022(a)        CCC/Caa3  Countrywide Alternative Loan Trust,
                                  0.565%, 10/25/35                                               191,183
      177,534(a)          CCC/B1  JPMorgan Mortgage Trust, 2.843%, 11/25/35                      168,338
      136,614(a)             D/C  Luminent Mortgage Trust, 0.495%, 7/25/36                         1,011
      462,654(a)          CCC/NR  WaMu Mortgage Pass-Through Certificates,
                                  5.398%, 12/25/36                                               402,299
                                                                                            ------------
                                  Total Banks                                               $  1,702,296
--------------------------------------------------------------------------------------------------------
                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                  (Cost $2,352,141)                                         $  1,702,296
--------------------------------------------------------------------------------------------------------
                                  CORPORATE BONDS & NOTES -- 112.8% of Net Assets
                                  ENERGY -- 14.2%
                                  Coal & Consumable Fuels -- 3.5%
    1,350,000             BB/Ba3  Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)            $  1,309,500
    2,329,000             BB-/B1  Drummond Co., Inc., 9.0%, 10/15/14 (144A)                    2,381,403
    3,890,000             B/Caa1  Foresight Energy LLC, 9.625%, 8/15/17 (144A)                 3,928,900
    2,125,000              B+/B2  James River Escrow, Inc., 7.875%, 4/1/19 (144A)              1,785,000
    1,166,000               B/B3  Murray Energy Corp., 10.25%, 10/15/15 (144A)                 1,113,530
    1,900,000(b)         B-/Caa1  Xinergy Corp., 9.25%, 5/15/19 (144A)                         1,700,500
                                                                                            ------------
                                                                                            $ 12,218,833
--------------------------------------------------------------------------------------------------------
                                  Integrated Oil & Gas -- 0.8%
    2,740,000             BB-/B1  Northern Tier Energy LLC, 10.5%, 12/1/17 (144A)           $  2,849,600
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Drilling -- 2.5%
NOK 2,000,000(a)           NR/NR  Aker Drilling ASA, 10.05%, 2/24/16                        $    359,393
NOK 3,500,000              NR/NR  Aker Drilling ASA, 11.0%, 2/24/16                              628,939
    2,462,564              NR/NR  DDI Holding AS, 9.3%, 1/19/12 (144A)                         2,413,313
      500,000            B-/Caa1  Hercules Offshore, Inc., 10.5%, 10/15/17 (144A)                472,500
    1,700,000              NR/NR  Ocean Rig UDW, Inc., 9.5%, 4/27/16                           1,479,000
    1,085,000              B-/B3  Offshore Group Investments, Ltd., 11.5%, 8/1/15              1,117,550
    1,900,000               B/NR  Pioneer Drilling Co., 9.875%, 3/15/18                        1,985,500
                                                                                            ------------
                                                                                            $  8,456,195
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Equipment & Services -- 2.8%
    4,073,000              B+/B1  American Petroleum Tankers LLC, 10.25%, 5/1/15            $  4,022,087
      600,000(c)           NR/NR  DP Producer AS, 0.0%, 12/5/11 (144A)                            30,000
    3,015,000              B-/B2  Expro Finance Luxembourg SCA, 8.5%,
                                  12/15/16 (144A)                                              2,623,050
    1,260,000            NR/Caa1  Forbes Energy Services, Ltd., 9.0%, 6/15/19 (144A)           1,165,500

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     13

--------------------------------------------------------------------------------------------------------
Principal
Amount                 S&P/Moody's
USD ($)                Ratings                                                              Value
--------------------------------------------------------------------------------------------------------
                                 Oil & Gas Equipment & Services -- (continued)
      238,581(c)          NR/NR  Nexus 1 Pte., Ltd., 10.5%, 3/7/12 (144A)                   $        239
      385,386(c)          NR/NR  PetroProd, Ltd., 0.0%, 1/12/12 (144A)                               385
NOK 4,500,000             NR/NR  Sevan Marine ASA, 13.25%, 8/10/15                               498,212
NOK 6,000,000             NR/NR  Sevan Marine ASA, 14.0%, 12/22/14                               235,054
      200,000             NR/NR  Sevan Marine ASA, 15.0%, 7/22/12                                195,084
      820,000(a)          NR/NR  Sevan Marine ASA, 3.417%, 5/14/13 (144A)                        533,000
      800,000             NR/NR  Sevan Marine ASA, 12.0%, 8/10/15 (144A)                         544,000
                                                                                            ------------
                                                                                            $  9,846,611
--------------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 3.1%
      775,000            BB-/B2  Berry Petroleum Co., 10.25%, 6/1/14                        $    868,000
      390,000            BB-/B1  Denbury Resources, Inc., 9.75%, 3/1/16                          421,200
      678,000              B/B2  Linn Energy LLC, 11.75%, 5/15/17                                786,480
    2,400,000             B+/NR  MIE Holdings Corp., 9.75%, 5/12/16 (144A)                     1,848,000
    2,125,000(d)          NR/NR  Norse Energy Corp., ASA, 13.5%, 7/14/13 (144A)                1,105,000
NOK 2,000,000             NR/NR  Norwegian Energy Co., AS, 10.25%, 4/16/16                       306,591
NOK 5,000,000             NR/NR  Norwegian Energy Co., AS, 12.9%, 11/20/14                       774,996
    3,660,000(b)          B-/B3  Quicksilver Resources, Inc., 7.125%, 4/1/16                   3,220,800
    1,497,000           B+/Caa1  Rosetta Resources, Inc., 9.5%, 4/15/18                        1,526,940
                                                                                            ------------
                                                                                            $ 10,858,007
--------------------------------------------------------------------------------------------------------
                                 Oil & Gas Refining & Marketing -- 1.0%
    1,000,000            BB-/B3  Coffeyville Resources LLC, 10.875%, 4/1/17 (144A)          $  1,115,000
    2,215,000           BB+/Ba1  Tesoro Corp., 9.75%, 6/1/19                                   2,392,200
                                                                                            ------------
                                                                                            $  3,507,200
--------------------------------------------------------------------------------------------------------
                                 Oil & Gas Storage & Transportation -- 0.5%
      350,000(a)         BB/Ba1  Enterprise Products Operating LLC, 8.375%, 8/1/66          $    362,688
    1,524,000(a)         BB/Ba1  Southern Union Co., 7.2%, 11/1/66                             1,287,780
                                                                                            ------------
                                                                                            $  1,650,468
                                                                                            ------------
                                 Total Energy                                               $ 49,386,914
--------------------------------------------------------------------------------------------------------
                                 MATERIALS -- 18.6%
                                 Aluminum -- 0.3%
    1,031,694(a)(e)        B/B2  Noranda Aluminum Acquisition Corp.,
                                 4.417%, 5/15/15                                            $    941,421
--------------------------------------------------------------------------------------------------------
                                 Commodity Chemicals -- 2.9%
    3,250,000             NR/WR  Basell Finance Co., 8.1%, 3/15/27 (144A)                   $  3,542,500
    2,600,000           CCC+/NR  Hexion US Finance Corp., 9.0%, 11/15/20                       1,904,500
    4,500,000          BBB-/Ba1  Methanex Corp., 8.75%, 8/15/12                                4,668,165
                                                                                            ------------
                                                                                            $ 10,115,165
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                 S&P/Moody's
USD ($)                Ratings                                                              Value
--------------------------------------------------------------------------------------------------------
                                  Construction Materials -- 1.9%
     5,690,000           CCC+/B3  AGY Holding Corp., 11.0%, 11/15/14                        $  4,125,250
     3,000,000           B-/Caa2  Texas Industries, Inc., 9.25%, 8/15/20                       2,332,500
                                                                                            ------------
                                                                                            $  6,457,750
--------------------------------------------------------------------------------------------------------
                                  Diversified Chemicals -- 1.4%
  EURO 350,000          CCC/Caa1  Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)          $    321,673
     2,625,000(b)       CCC/Caa1  Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)               1,942,500
     1,775,000             NR/NR  Kinove German Bondco GmbH, 9.625%,
                                  6/15/18 (144A)                                               1,606,375
  EURO 950,000           NR/Caa1  Momentive Performance Materials, Inc.,
                                  9.5%, 1/15/21                                                1,006,946
                                                                                            ------------
                                                                                            $  4,877,494
--------------------------------------------------------------------------------------------------------
                                  Diversified Metals & Mining -- 1.8%
     2,180,000             NR/WR  Aleris International, Inc., 10.0%, 12/15/16               $        218
     1,725,000             B-/NR  Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                 1,397,250
     4,070,000          BBB/Baa2  Teck Resources, Ltd., 10.25%, 5/15/16                        4,784,692
                                                                                            ------------
                                                                                            $  6,182,160
--------------------------------------------------------------------------------------------------------
                                  Metal & Glass Containers -- 2.2%
EURO 2,250,000             B-/B3  Ardagh Glass Finance Plc, 8.75%, 2/1/20 (144A)            $  2,324,495
     1,500,000(e)        B-/Caa1  Ardagh Group SA, 11.125%, 6/1/18 (144A)                      1,245,000
     1,450,000           CCC+/B3  BWAY Holdings Co., 10.0%, 6/15/18                            1,522,500
     2,534,124(e)      CCC+/Caa1  BWAY Holdings Co., 10.125%, 11/1/15                          2,445,430
                                                                                            ------------
                                                                                            $  7,537,425
--------------------------------------------------------------------------------------------------------
                                  Paper Packaging -- 4.0%
     2,000,000          CCC/Caa1  Berry Plastics Corp., 9.5%, 5/15/18                       $  1,700,000
     2,657,034(d)(e)       NR/NR  Corp Durango SAB de CV, 7.0%, 8/27/16                        2,019,346
     2,220,000         CCC+/Caa1  Exopack Holdings Corp., 10.0%, 6/1/18 (144A)                 2,075,700
     2,795,000         CCC+/Caa1  Graham Packaging Co., 9.875%, 10/15/14                       2,819,456
     2,500,000              B/B3  Pretium Packaging LLC, 11.5%, 4/1/16 (144A)                  2,450,000
       500,000             BB/B1  Sealed Air Corp., 8.125%, 9/15/19 (144A)                       505,000
     2,250,000              B/B3  U.S. Corrugated, Inc., 10.0%, 6/1/13                         2,300,625
                                                                                            ------------
                                                                                            $ 13,870,127
--------------------------------------------------------------------------------------------------------
                                  Paper Products -- 1.6%
     1,685,000             B+/B1  ABI Escrow Corp., 10.25%, 10/15/18 (144A)                 $  1,760,825
       600,000           CCC+/B3  Appleton Papers, Inc., 11.25%, 12/15/15                        582,000
     2,000,000             B+/B1  Appleton Papers, Inc., 10.5%, 6/15/15 (144A)                 1,960,000
       405,000            BB/Ba3  Clearwater Paper Corp., 10.625%, 6/15/16                       443,981
       776,000             B+/B3  Mercer International, Inc., 9.5%, 12/1/17                      762,420
                                                                                            ------------
                                                                                            $  5,509,226
--------------------------------------------------------------------------------------------------------
                                  Specialty Chemicals -- 0.1%
       575,000(b)           B/B1  Vertellus Specialties, Inc., 9.375%, 10/1/15 (144A)       $    503,125
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     15

--------------------------------------------------------------------------------------------------------
Principal
Amount                 S&P/Moody's
USD ($)                Ratings                                                              Value
--------------------------------------------------------------------------------------------------------
                                  Steel -- 2.4%
     4,660,000(b)      CCC+/Caa2  Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)          $  3,611,500
     1,100,000             B+/B3  Atkore International, Inc., 9.875%, 1/1/18 (144A)              995,500
     2,400,000          BBB-/Ba1  CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)               2,640,000
     1,250,000              B/B3  Severstal Columbus LLC, 10.25%, 2/15/18                      1,275,000
                                                                                            ------------
                                                                                            $  8,522,000
                                                                                            ------------
                                  Total Materials                                           $ 64,515,893
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 9.0%
                                  Aerospace & Defense -- 2.7%
     3,300,000(b)           B/B3  ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                  $  3,225,750
     1,465,000            BB/Ba3  BE Aerospace, Inc., 8.5%, 7/1/18                             1,567,550
       570,000          BBB-/Ba3  Digitalglobe, Inc., 10.5%, 5/1/14                              629,850
     4,139,000             B-/B2  DynCorp International, Inc., 10.375%, 7/1/17 (144A)          3,611,277
       295,000           BB-/Ba3  GeoEye, Inc., 9.625%, 10/1/15                                  321,550
                                                                                            ------------
                                                                                            $  9,355,977
--------------------------------------------------------------------------------------------------------
                                  Building Products -- 1.0%
     1,935,000(c)          NR/WR  Industrias Unidas SA de CV, 11.5%,
                                  11/15/16 (144A)                                           $  1,741,500
     2,375,000           B-/Caa2  New Enterprise Stone & Lime Co., 11.0%,
                                  9/1/18 (144A)                                                1,882,188
                                                                                            ------------
                                                                                            $  3,623,688
--------------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.4%
     1,500,000            B+/Ba3  Abengoa Finance SAU, 8.875%, 11/1/17 (144A)               $  1,372,500
--------------------------------------------------------------------------------------------------------
                                  Construction & Farm Machinery & Heavy Trucks -- 0.4%
       570,000           B+/Caa1  American Railcar Industries, Inc., 7.5%, 3/1/14           $    558,600
       774,000(b)          B+/B3  Manitowoc Co., Inc., 9.5%, 2/15/18                             756,585
                                                                                            ------------
                                                                                            $  1,315,185
--------------------------------------------------------------------------------------------------------
                                  Electrical Components & Equipment -- 0.6%
     2,000,000              B/B2  WireCo WorldGroup, 9.75%, 5/15/17 (144A)                  $  2,020,000
--------------------------------------------------------------------------------------------------------
                                  Industrial Conglomerates -- 0.3%
     1,475,000             B-/NR  Little Traverse Bay Bands of Odawa Indians, 9.0%,
                                  8/31/20 (144A)                                            $  1,194,750
--------------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 2.1%
     3,180,000(c)          NR/WR  Indalex Holding Corp., 11.5%, 2/1/14                      $     31,800
     1,080,000              B/B3  Liberty Tire Recycling, 11.0%, 10/1/16 (144A)                1,101,600
     5,170,000(b)        CCC+/B3  Mueller Water Products, Inc., 7.375%, 6/1/17                 4,032,600
     2,440,000             B+/NR  WPE International Cooperatief UA, 10.375%,
                                  9/30/20 (144A)                                               2,196,000
                                                                                            ------------
                                                                                            $  7,362,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                          Value
--------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 1.5%
     1,790,000                 B-/B3  Intcomex, Inc., 13.25%, 12/15/14                      $  1,740,775
     3,370,000                  B/B1  Wesco Distribution, Inc., 7.5%, 10/15/17                 3,378,425
                                                                                            ------------
                                                                                            $  5,119,200
                                                                                            ------------
                                      Total Capital Goods                                   $ 31,363,300
--------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL SERVICES -- 2.3%
                                      Diversified Support Services -- 1.0%
         4,450(f)            NR/Caa1  MSX International UK, 12.5%, 4/1/12 (144A)            $  3,649,000
--------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.4%
       892,000               CCC+/B3  Brickman Group Holdings, Inc., 9.125%,
                                      11/1/18 (144A)                                        $    776,041
       315,000                 BB/B2  Casella Waste Systems, Inc., 11.0%, 7/15/14                333,900
     1,275,000(a)(c)(g)        NR/NR  Ohio Air Quality Development Authority Revenue,
                                      7.29%, 6/8/22 (144A)                                       133,492
                                                                                            ------------
                                                                                            $  1,243,433
--------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 0.9%
     3,175,000             CCC+/Caa1  WP Rocket Merger Sub, Inc., 10.125%,
                                      7/15/19 (144A)                                        $  3,016,250
                                                                                            ------------
                                      Total Commercial & Professional Services              $  7,908,683
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 2.6%
                                      Air Freight & Logistics -- 1.3%
       500,000                  B/B2  AMGH Merger Sub, Inc., 9.25%, 11/1/18 (144A)          $    500,000
       720,000             CCC+/Caa1  CEVA Group Plc, 11.625%, 10/1/16 (144A)                    703,800
  EURO 272,000              CCC/Caa3  CEVA Group Plc, 10.0%, 12/1/16 (144A)                      233,563
     3,351,000             CCC+/Caa1  CEVA Group Plc, 11.5%, 4/1/18 (144A)                     3,082,920
                                                                                            ------------
                                                                                            $  4,520,283
--------------------------------------------------------------------------------------------------------
                                      Airlines -- 0.3%
       881,000               BB-/Ba2  Delta Air Lines, Inc., 9.5%, 9/15/14 (144A)           $    907,430
--------------------------------------------------------------------------------------------------------
                                      Railroads -- 0.3%
       947,812(e)           CCC/Caa3  Florida East Coast Holdings Corp., 10.5%,
                                      8/1/17 (144A)                                         $    890,943
--------------------------------------------------------------------------------------------------------
                                      Trucking -- 0.7%
     1,375,000(b)            B-/Caa1  Swift Services Holdings, Inc., 10.0%, 11/15/18        $  1,227,188
     1,430,000                  B/B3  Syncreon Global Ireland, Ltd., 9.5%, 5/1/18 (144A)       1,344,200
                                                                                            ------------
                                                                                            $  2,571,388
                                                                                            ------------
                                      Total Transportation                                  $  8,890,044
--------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 5.7%
                                      Auto Parts & Equipment -- 4.0%
     1,250,000             CCC+/Caa1  Allison Transmission, Inc., 11.0%, 11/1/15 (144A)     $  1,293,750
     2,761,300(e)            NR/Caa1  Allison Transmission, Inc., 11.25%, 11/1/15 (144A)       2,916,623

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     17

--------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                          Value
--------------------------------------------------------------------------------------------------------
                                      Auto Parts & Equipment -- (continued)
     1,140,000                  B/B3  International Automotive Components Group S.L.,
                                      9.125%, 6/1/18 (144A)                                 $  1,065,900
       855,000(b)              B+/B1  Pinafore LLC, 9.0%, 10/1/18 (144A)                         876,375
     4,760,000              CCC/Caa1  Stanadyne Corp., 10.0%, 8/15/14                          4,474,400
     1,500,000             CCC-/Caa3  Stanadyne Corp., 12.0%, 2/15/15                          1,432,500
     1,779,000                 B+/B1  Tower Automotive Holdings USA LLC, 10.625%,
                                      9/1/17 (144A)                                            1,761,210
                                                                                            ------------
                                                                                            $ 13,820,758
--------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 1.5%
     6,000,000(b)(h)            B/B2  Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%,
                                      6/15/19 (144A)                                        $  4,680,000
       500,000(h)               B/B2  Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%,
                                      6/15/21 (144A)                                             385,000
                                                                                            ------------
                                                                                            $  5,065,000
--------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.2%
       756,000                 B+/B1  Goodyear Tire & Rubber Co., 10.5%, 5/15/16            $    818,370
                                                                                            ------------
                                      Total Automobiles & Components                        $ 19,704,128
--------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 6.3%
                                      Homebuilding -- 1.5%
     3,115,000              CCC/Caa2  Beazer Homes USA, Inc., 9.125%, 6/15/18               $  1,915,725
       750,000              CCC/Caa2  Beazer Homes USA, Inc., 9.125%, 5/15/19 (144A)             476,250
     3,060,000                 B+/B1  Meritage Homes Corp., 6.25%, 3/15/15                     2,937,600
                                                                                            ------------
                                                                                            $  5,329,575
--------------------------------------------------------------------------------------------------------
                                      Housewares & Specialties -- 3.2%
     1,435,000                  B/B2  Jarden Corp., 7.5%, 5/1/17                            $  1,463,700
     3,000,000               B-/Caa1  Reynolds Group Holdings, 9.0%, 4/15/19 (144A)            2,550,000
     3,690,000(b)               B/B2  Yankee Acquisition Corp., 8.5%, 2/15/15                  3,542,400
     2,500,000               CCC+/B3  Yankee Acquisition Corp., 9.75%, 2/15/17                 2,306,250
     1,425,000(e)          CCC+/Caa1  YCC Holdings LLC, 10.25%, 2/15/16                        1,211,250
                                                                                            ------------
                                                                                            $ 11,073,600
--------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 1.6%
EURO 2,100,000             CCC+/Caa1  Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)             $  1,746,894
     4,000,000                  B/B2  Icon Health & Fitness, Inc., 11.875%,
                                      10/15/16 (144A)                                          3,640,000
                                                                                            ------------
                                                                                            $  5,386,894
                                                                                            ------------
                                      Total Consumer Durables & Apparel                     $ 21,790,069
--------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 3.8%
                                      Business Services -- 0.6%
     2,600,000               B-/Caa2  Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18          $  2,054,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                          Value
--------------------------------------------------------------------------------------------------------
                                      Casinos & Gaming -- 0.6%
     1,650,000(c)              NR/NR  Buffalo Thunder Development Authority, 9.375%,
                                      12/15/14 (144A)                                       $    598,125
       975,000                 B+/B2  FireKeepers Development Authority, 13.875%,
                                      5/1/15 (144A)                                            1,101,750
     1,375,000(c)              NR/NR  Mashantucket Western Pequot Tribe, 8.50%,
                                      11/15/15 (144A)                                             73,906
       740,000              CCC/Caa2  Shingle Springs Tribal Gaming Authority, 9.375%,
                                      6/15/15 (144A)                                             432,900
                                                                                            ------------
                                                                                            $  2,206,681
--------------------------------------------------------------------------------------------------------
                                      Education Services -- 0.1%
       555,000                  B/B2  Cambium Learning Group, Inc., 9.75%,
                                      2/15/17 (144A)                                        $    530,025
--------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.4%
     1,500,000                 B-/B3  Seven Seas Cruises S de RL LLC, 9.125%,
                                      5/15/19 (144A)                                        $  1,485,000
--------------------------------------------------------------------------------------------------------
                                      Restaurants -- 1.1%
     4,055,000(b)(d)       CCC+/Caa1  Burger King Capital Holdings LLC, 0.0%,
                                      4/15/19 (144A)                                        $  2,220,113
     1,400,000(b)              B-/B3  Burger King Corp., 9.875%, 10/15/18                      1,442,000
                                                                                            ------------
                                                                                            $  3,662,113
--------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 1.0%
       500,000                BB/Ba3  Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
                                      9.625%, 3/15/18                                       $    495,000
     3,000,000                 B-/B3  Stonemor Operating LLC, 10.25%, 12/1/17                  2,872,500
                                                                                            ------------
                                                                                            $  3,367,500
                                                                                            ------------
                                      Total Consumer Services                               $ 13,305,319
--------------------------------------------------------------------------------------------------------
                                      MEDIA -- 5.9%
                                      Advertising -- 1.6%
     2,900,000                 NR/B3  Good Sam Enterprises LLC, 11.5%, 12/1/16              $  2,711,500
     2,690,000                 B+/B2  MDC Partners, Inc., 11.0%, 11/1/16                       2,905,200
                                                                                            ------------
                                                                                            $  5,616,700
--------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 1.7%
     3,638,075(e)          CCC+/Caa3  Intelsat Bermuda, Ltd., 11.5%, 2/4/17                 $  3,128,744
EURO 1,200,000                  B/B1  Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)         1,304,133
       535,000               B-/Caa1  Telesat Canada, 11.0%, 11/1/15                             572,450
       800,000               B-/Caa1  Telesat Canada, 12.5%, 11/1/17                             896,000
                                                                                            ------------
                                                                                            $  5,901,327
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     19

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   Cable -- 0.7%
     1,096,054               B/B2  CCH II LLC/CCH II Capital Corp., 13.5%, 11/30/16         $  1,249,501
     1,500,000(b)       CCC+/Caa1  Ono Finance II Plc, 10.875%, 7/15/19 (144A)                 1,050,000
  EURO 350,000          CCC+/Caa1  Ono Finance II Plc, 11.125%, 7/15/19 (144A)                   309,933
                                                                                            ------------
                                                                                            $  2,609,434
--------------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.9%
     2,765,000          CCC+/Caa1  AMC Entertainment, Inc., 9.75%, 12/1/20                  $  2,502,325
       600,000              B-/B3  Production Resource Group, Inc., 8.875%,
                                   5/1/19 (144A)                                                 540,000
                                                                                            ------------
                                                                                            $  3,042,325
--------------------------------------------------------------------------------------------------------
                                   Publishing -- 1.0%
       400,000            B-/Caa1  Interactive Data Corp., 10.25%, 8/1/18 (144A)            $    430,000
     2,200,000               B/B3  MPL 2 Acquisition Canco, Inc., 9.875%,
                                   8/15/18 (144A)                                              2,046,000
     1,400,000          CCC+/Caa2  TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)                  896,000
                                                                                            ------------
                                                                                            $  3,372,000
                                                                                            ------------
                                   Total Media                                              $ 20,541,786
--------------------------------------------------------------------------------------------------------
                                   RETAILING -- 3.3%
                                   Distributors -- 0.6%
     2,862,000(b)            B/B3  Minerva Overseas II, Ltd., 10.875%, 11/15/19 (144A)      $  2,260,980
--------------------------------------------------------------------------------------------------------
                                   Internet Retail -- 1.3%
     4,340,000               B/B3  Ticketmaster Entertainment, Inc., 10.75%, 8/1/16         $  4,557,000
--------------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 1.4%
     4,615,000(b)           B+/B3  Sally Holdings LLC, 10.5%, 11/15/16                      $  4,764,988
                                                                                            ------------
                                   Total Retailing                                          $ 11,582,968
--------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 5.8%
                                   Agricultural Products -- 1.7%
     5,622,000              B+/B3  Southern States Cooperative, Inc., 11.25%,
                                   5/15/15 (144A)                                           $  5,818,770
--------------------------------------------------------------------------------------------------------
                                   Brewers -- 1.7%
     5,885,000              A-/A3  Cia Brasileira de Bebida, 10.5%, 12/15/11                $  5,980,631
--------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 1.6%
       775,000              NR/B1  Bertin, Ltd., 10.25%, 10/5/16 (144A)                     $    716,875
     1,500,000              B-/B3  FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.,
                                   9.875%, 2/1/20 (144A)                                       1,342,500
       500,000              B+/B1  Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)               375,000
     4,000,000(b)         B-/Caa1  Pilgrim's Pride Corp., 7.875%, 12/15/18 (144A)              3,050,000
                                                                                            ------------
                                                                                            $  5,484,375
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.8%
     3,450,000               B/B2  Alliance One International, Inc., 10.0%, 7/15/16         $  2,846,250
                                                                                            ------------
                                   Total Food, Beverage & Tobacco                           $ 20,130,026
--------------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                   Personal Products -- 0.3%
     1,050,000               B/B2  Revlon Consumer Products Corp., 9.75%, 11/15/15          $  1,099,875
                                                                                            ------------
                                   Total Household & Personal Products                      $  1,099,875
--------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 6.2%
                                   Health Care Equipment & Services -- 1.6%
     3,000,000(b)       CCC+/Caa2  Accellent, Inc., 10.0%, 11/1/17                          $  2,640,000
     3,000,000(h)         B-/Caa1  IVD Acquisition Corp., 11.125%, 8/15/19 (144A)              2,917,500
                                                                                            ------------
                                                                                            $  5,557,500
--------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.9%
       535,000              B-/B3  HCA, Inc., 6.25%, 2/15/13                                $    542,356
        84,000             BB-/B2  HCA, Inc., 9.875%, 2/15/17                                     90,720
     3,475,000              B-/B3  Kindred Healthcare, Inc., 8.25%, 6/1/19 (144A)              2,654,031
        62,000          CCC+/Caa1  Vanguard Health Systems, Inc., 0.0%, 2/1/16                    40,300
                                                                                            ------------
                                                                                            $  3,327,407
--------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 2.2%
     1,987,000            B-/Caa1  Bioscrip, Inc., 10.25%, 10/1/15                          $  1,987,000
     2,527,000            CCC+/B2  Gentiva Health Services, Inc., 11.5%, 9/1/18                2,008,965
     3,725,000          CCC+/Caa1  Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A )      3,538,750
                                                                                            ------------
                                                                                            $  7,534,715
--------------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 1.5%
     1,000,000             B/Caa1  Bausch & Lomb, Inc., 9.875%, 11/1/15                     $  1,002,500
     4,085,000(e)           B-/B3  Biomet, Inc., 10.375%, 10/15/17                             4,248,400
                                                                                            ------------
                                                                                            $  5,250,900
                                                                                            ------------
                                   Total Health Care Equipment & Services                   $ 21,670,522
--------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                   SCIENCES -- 2.7%
                                   Biotechnology -- 1.4%
     1,400,000             B/Caa1  ConvaTec Healthcare E SA, 10.5%,
                                   12/15/18 (144A)                                          $  1,232,000
     4,104,000              B+/B3  Lantheus Medical Imaging, Inc., 9.75%, 5/15/17              3,734,640
                                                                                            ------------
                                                                                            $  4,966,640
--------------------------------------------------------------------------------------------------------
                                   Life Sciences Tools & Services -- 0.9%
     3,461,893(e)          B/Caa1  Catalent Pharma Solutions, Inc., 9.5%, 4/15/15           $  3,158,977
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     21

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.4%
     2,020,000              NR/NR  KV Pharmaceutical Co., 12.0%, 3/15/15 (144A)             $  1,383,700
                                                                                            ------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                            $  9,509,317
--------------------------------------------------------------------------------------------------------
                                   BANKS -- 1.4%
                                   Diversified Banks -- 0.3%
     1,265,000(a)(b)(i)   BB+/Ba3  ABN Amro North American Holding Preferred Capital
                                   Repackage Trust I, 6.523% (144A)                         $    936,100
       400,000(a)          NR/Ba2  Banco Macro SA, 10.75%, 6/7/12                                294,000
                                                                                            ------------
                                                                                            $  1,230,100
--------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 1.1%
     1,225,000(a)(i)     BBB/Baa3  PNC Financial Services Group, Inc., 8.25%                $  1,235,528
     1,790,000(a)(i)    BBB+/Baa1  State Street Capital Trust III, 5.337%                      1,790,089
       750,000(a)(i)      A-/Baa3  Wells Fargo Capital XV, 9.75%                                 745,875
                                                                                            ------------
                                                                                            $  3,771,492
                                                                                            ------------
                                   Total Banks                                              $  5,001,592
--------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 3.5%
                                   Asset Management & Custody Banks -- 0.3%
       975,000(d)       BBB-/Baa3  Janus Capital Group, Inc., 6.70%, 6/15/17                $  1,009,867
--------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.4%
     2,325,000(a)(i)    BBB-/Baa2  Goldman Sachs Capital II, 5.793%                         $  1,441,500
--------------------------------------------------------------------------------------------------------
                                   Multi-Sector Holdings -- 0.6%
     2,200,000               B/B2  Constellation Enterprises LLC, 10.625%,
                                   2/1/16 (144A)                                            $  2,134,000
--------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 2.2%
       500,000            BB/Baa3  Capital One Capital V, 10.25%, 8/15/39                   $    507,500
       695,000              B+/B2  National Money Mart Co., 10.375%, 12/15/16                    712,375
     7,140,000(b)       CCC-/Caa3  NCO Group, Inc., 11.875%, 11/15/14                          6,497,400
                                                                                            ------------
                                                                                            $  7,717,275
                                                                                            ------------
                                   Total Diversified Financials                             $ 12,302,642
--------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 8.4%
                                   Insurance Brokers -- 4.0%
     3,305,000           CCC/Caa1  Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)           $  3,362,837
       100,000            CCC+/B3  HUB International Holdings, Inc., 9.0%,
                                   12/15/14 (144A)                                                96,000
     5,455,000          CCC+/Caa1  HUB International Holdings, Inc., 10.25%,
                                   6/15/15 (144A)                                              5,045,875
 GBP 1,625,000              B-/B3  Towergate Finance Plc, 10.5%, 2/15/19 (144A)                2,050,454
     2,286,000(a)          CCC/B3  U.S.I. Holdings Corp., 4.161%, 11/15/14 (144A)              1,988,820
     1,610,000           CCC/Caa1  U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)                1,449,000
                                                                                            ------------
                                                                                            $ 13,992,986
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 1.5%
     3,075,000(a)         BB/Baa3  Liberty Mutual Group, Inc., 10.75%, 6/15/88 (144A)       $  3,659,250
     1,100,000           BBB/Baa2  MetLife, Inc., 10.75%, 8/1/69                               1,375,000
                                                                                            ------------
                                                                                            $  5,034,250
--------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 1.7%
     5,300,000          BBB-/Baa3  Allmerica Financial Corp., 7.625%, 10/15/25              $  5,932,810
       120,000(a)(i)       BB/Ba2  White Mountains Insurance Group, Ltd.,
                                   7.506% (144A)                                                 110,120
                                                                                            ------------
                                                                                            $  6,042,930
--------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 1.2%
       375,000(a)          BB+/NR  Blue Fin, Ltd., 4.646%, 4/10/12 (144A)                   $    373,875
       350,000(a)          BB+/NR  Foundation Re III, Ltd., 5.02%, 2/25/15 (144A)                350,875
       250,000(a)           BB/NR  Ibis Re, Ltd., 10.597%, 5/10/12 (144A)                        260,900
       800,000(a)           BB/NR  Lodestone Re, Ltd., 7.27%, 1/8/14 (144A)                      806,400
       700,000(a)          BB-/NR  LOMA Reinsurance, Ltd., 9.826%, 12/21/12 (144A)               707,560
       300,000(a)         CCC+/NR  Montana Re, Ltd., 13.583%, 12/7/12 (144A)                     303,930
       500,000(a)          BB-/NR  Queen Street II Capital, Ltd., 7.52%, 4/9/14 (144A)           504,400
       450,000(a)           B-/NR  Residential Reinsurance 2010, Ltd., 12.02%,
                                   6/6/15 (144A)                                                 464,220
       500,000(a)           NR/NR  Successor X, Ltd., 13.0%, 2/25/14 (144A)                      511,750
                                                                                            ------------
                                                                                            $  4,283,910
                                                                                            ------------
                                   Total Insurance                                          $ 29,354,076
--------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 1.8%
                                   Real Estate Operating Companies -- 1.4%
        98,266(a)            B/NR  Alto Palermo SA, 11.0%, 6/11/12 (144A)                   $     29,971
     5,000,000              B-/B3  Forest City Enterprises, Inc., 7.625%, 6/1/15               4,800,000
                                                                                            ------------
                                                                                            $  4,829,971
--------------------------------------------------------------------------------------------------------
                                   Specialized Real Estate Investment Trusts -- 0.4%
     1,500,000            BB-/Ba3  CNL Lifestyle Properties, Inc., 7.25%, 4/15/19           $  1,290,000
                                                                                            ------------
                                   Total Real Estate                                        $  6,119,971
--------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 3.3%
                                   Application Software -- 1.3%
     2,960,000               B/B3  Allen Systems Group, Inc., 10.5%,
                                   11/15/16 (144A)                                          $  2,738,000
     1,870,000            B-/Caa1  Vangent, Inc., 9.625%, 2/15/15                              1,949,475
                                                                                            ------------
                                                                                            $  4,687,475
--------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.9%
     1,783,000            B-/Caa1  First Data Corp., 8.25%, 1/15/21 (144A)                  $  1,408,570
       399,000(b)         B-/Caa1  First Data Corp., 9.875%, 9/24/15                             334,162
     1,783,000            B-/Caa1  First Data Corp., 12.625%, 1/15/21 (144A)                   1,319,420
                                                                                            ------------
                                                                                            $  3,062,152
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     23

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   Systems Software -- 1.1%
     4,021,206(e)           NR/NR  Pegasus Solutions, Inc., 13.00%, 4/15/14 (144A)          $  3,779,934
                                                                                            ------------
                                   Total Software & Services                                $ 11,529,561
--------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                   Computer Storage & Peripherals -- 0.2%
       580,000           BBB/Baa3  Seagate Technology International, Inc., 10.0%,
                                   5/1/14 (144A)                                            $    649,600
                                                                                            ------------
                                   Total Technology Hardware & Equipment                    $    649,600
--------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.0%
                                   Semiconductors -- 0.0%
 CNY 1,000,000              NR/NR  LDK Solar Co., Ltd., 10.0%, 2/28/14                      $    108,232
                                                                                            ------------
                                   Total Semiconductors & Semiconductor Equipment           $    108,232
--------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 5.4%
                                   Alternative Carriers -- 2.4%
     2,210,000               B/B2  Global Crossing, Ltd., 12.00%, 9/15/15                   $  2,505,587
     3,865,000(b)       CCC+/Caa1  PAETEC Holding Corp., 9.50%, 7/15/15                        4,019,600
     1,000,000              B/Ba3  PAETEC Holding Corp., 8.875%, 6/30/17                       1,050,000
       600,000            B+/Caa1  PAETEC Holding Corp., 9.875%, 12/1/18 (144A)                  628,500
                                                                                            ------------
                                                                                            $  8,203,687
--------------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication Services -- 2.1%
     1,100,000               B/NR  Bakrie Telecom PTE, Ltd., 11.5%, 5/7/15 (144A)           $    693,000
     4,295,000(b)         B-/Caa1  Broadview Networks Holdings, Inc., 11.375%, 9/1/12          3,436,000
     3,539,000(b)         CCC+/B3  Cincinnati Bell, Inc., 8.75%, 3/15/18                       3,140,863
                                                                                            ------------
                                                                                            $  7,269,863
--------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.9%
     3,020,000              B-/B2  True Move Co., Ltd., 10.75%, 12/16/13 (144A)             $  3,201,200
                                                                                            ------------
                                   Total Telecommunication Services                         $ 18,674,750
--------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 2.1%
                                   Electric Utilities -- 1.1%
       310,000              B-/B2  Empresa Distribuidora y Comercializadora Note SA,
                                   9.75%, 10/25/22 (144A)                                   $    260,400
       885,000            B-/Caa3  Energy Future Holdings Corp., 10.0%, 1/15/20                  858,450
     1,000,000            BB-/Ba2  PNM Resources, Inc., 9.25%, 5/15/15                         1,102,500
       350,000(b)          CCC/B2  Texas Competitive Electric Holdings LLC, 11.5%,
                                   10/1/20 (144A)                                                280,000
     2,105,000            CC/Caa3  Texas Competitive Electric Holdings LLC, 15.0%,
                                   4/1/21 (144A)                                               1,284,050
                                                                                            ------------
                                                                                            $  3,785,400
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy Traders -- 1.0%
     1,800,000           BB-/Ba3   Intergen NV, 9.00%, 6/30/17 (144A)                       $  1,831,500
     1,500,000             NR/B2   Star Energy Geothermal (Wayang Windu), Ltd., 11.50%,
                                   2/12/15 (144A)                                              1,477,540
                                                                                            ------------
                                                                                            $  3,309,040
                                                                                            ------------
                                   Total Utilities                                          $  7,094,440
--------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS & NOTES
                                   (Cost $413,162,841)                                      $392,233,708
--------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE BONDS & NOTES -- 7.0% of Net Assets
                                   ENERGY -- 1.9%
                                   Coal & Consumable Fuels -- 0.5%
     1,905,000            BB-/NR   Massey Energy Co., 3.25%, 8/1/15                         $  1,688,306
--------------------------------------------------------------------------------------------------------
                                   Oil & Gas Drilling -- 1.0%
     2,265,000(b)(d)       NR/NR   Hercules Offshore, Inc., 3.375%, 6/1/38                  $  2,038,500
     1,600,000(b)       BBB/Baa3   Transocean, Ltd., 1.5%, 12/15/37                            1,578,000
                                                                                            ------------
                                                                                            $  3,616,500
--------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.4%
     1,340,000           BB+/Ba3   Chesapeake Energy Corp., 2.5%, 5/15/37                   $  1,276,350
                                                                                            ------------
                                   Total Energy                                             $  6,581,156
--------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.9%
                                   Diversified Chemicals -- 0.9%
         4,000(f)          B+/NR   Hercules, Inc., 6.5%, 6/30/29                            $  3,090,000
                                                                                            ------------
                                   Total Materials                                          $  3,090,000
--------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.7%
                                   Marine -- 0.7%
     3,511,000(c)           D/Ca   Horizon Lines, Inc., 4.25%, 8/15/12                      $  2,563,030
                                                                                            ------------
                                   Total Transportation                                     $  2,563,030
--------------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.5%
                                   Movies & Entertainment -- 0.5%
     1,832,000             B-/NR   Live Nation, Inc., 2.875%, 7/15/27                       $  1,644,220
                                                                                            ------------
                                   Total Media                                              $  1,644,220
--------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                                   Health Care Equipment & Services -- 0.8%
     2,837,000(b)(d)      BB+/NR   Hologic, Inc., 2.0%, 12/15/37                            $  2,932,749
--------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.8%
       780,000              B/NR   LifePoint Hospitals, Inc., 3.5%, 5/15/14                 $    789,750
     1,985,000(b)           B/B2   LifePoint Hospitals, Inc., 3.25%, 8/15/25                   2,007,331
                                                                                            ------------
                                                                                            $  2,797,081
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     25

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.1%
       361,000            B+/B2    Omnicare, Inc., 3.25%, 12/15/35                          $    326,254
                                                                                            ------------
                                   Total Health Care Equipment & Services                   $  6,056,084
--------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.4%
                                   Semiconductors -- 0.4%
       500,000(b)         NR/NR    JA Solar Holdings Co., Ltd., 4.5%, 5/15/13               $    335,000
       750,000            NR/NR    Renesola, Ltd., 4.125%, 3/15/18 (144A)                        334,687
     1,569,000(b)         NR/NR    Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13               619,755
                                                                                            ------------
                                   Total Semiconductors & Semiconductor Equipment           $  1,289,442
--------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.9%
                                   Alternative Carriers -- 0.9%
     3,025,000             B/B3    Time Warner Telecom, Inc., 2.375%, 4/1/26                $  3,312,375
                                                                                            ------------
                                   Total Telecommunication Services                         $  3,312,375
--------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE BONDS & NOTES
                                   (Cost $19,881,201)                                       $ 24,536,307
--------------------------------------------------------------------------------------------------------
                                   MUNICIPAL BONDS -- 6.1% of Net Assets
                                   Indiana -- 1.7%
     1,650,000          NR/Baa3    East Chicago Indiana Exempt Facilities Revenue, 7.0%,
                                   1/1/14                                                   $  1,606,572
     4,250,000          BBB-/WR    Indiana Development Finance Authority Revenue,
                                   5.75%, 10/1/11                                           $  4,250,085
                                                                                            ------------
                                                                                            $  5,856,657
--------------------------------------------------------------------------------------------------------
                                   New Jersey -- 1.3%
     4,525,000             B/B3    New Jersey Economic Development Authority Revenue,
                                   7.0%, 11/15/30                                           $  4,481,741
--------------------------------------------------------------------------------------------------------
                                   New York -- 1.0%
     3,475,000           BB-/B1    New York City Industrial Development Agency,
                                   7.625%, 12/1/32                                          $  3,496,753
--------------------------------------------------------------------------------------------------------
                                   North Carolina -- 2.1%
     1,670,000            NR/NR    Charlotte North Carolina Special Facilities Revenue,
                                   7.75%, 2/1/28                                            $  1,672,138
     6,300,000            NR/NR    Charlotte Special Facilities Refunding Revenue,
                                   5.6%, 7/1/27                                             $  5,572,476
                                                                                            ------------
                                                                                            $  7,244,614
--------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $16,976,890)                                       $ 21,079,765
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer High Income Trust | Semiannual Report | 9/30/11

-------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                            Value
-------------------------------------------------------------------------------------------------------
                                   MUNICIPAL COLLATERALIZED DEBT OBLIGATION -- 0.6%
     3,300,000(a)(j)       NR/NR   Non-Profit Preferred Funding Trust I, Series E,
                                   12.0%, 9/15/37 (144A)                                   $  2,007,852
-------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL COLLATERALIZED
                                   DEBT OBLIGATION
                                   (Cost $3,293,400)                                       $  2,007,852
-------------------------------------------------------------------------------------------------------
                                   SOVEREIGN DEBT OBLIGATIONS -- 1.0% of Net Assets
                                   Argentina -- 0.3%
     1,200,000              B/B2   City of Buenos Aires, 12.50%, 4/6/15 (144A)             $  1,188,000
-------------------------------------------------------------------------------------------------------
                                   Russia -- 0.7%
     1,937,200          BBB/Baa1   Russia Government International Bond,
                                   7.50%, 3/31/30                                          $  2,176,793
-------------------------------------------------------------------------------------------------------
                                   TOTAL SOVEREIGN DEBT OBLIGATIONS
                                   (Cost $2,557,535)                                       $  3,364,793
-------------------------------------------------------------------------------------------------------
                                   FLOATING RATE LOAN INTERESTS -- 7.3% of Net Assets*
                                   ENERGY -- 0.2%
                                   Coal & Consumable Fuels -- 0.2%
       750,000             NR/NR   PT Bumi Resources Tbk, Term Loan,
                                   11.226%, 8/7/13                                         $    750,000
                                                                                           ------------
                                   Total Energy                                            $    750,000
-------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.6%
                                   Diversified Chemicals -- 0.2%
   EURO 93,859             B/Ba3   Ineos US Finance LLC, Facility Term Loan B-1,
                                   7.5%, 12/16/13                                          $    123,412
  EURO 103,068             B/Ba3   Ineos US Finance LLC, Facility Term Loan C-1,
                                   8.0%, 12/16/14                                               135,521
       219,267             B/Ba3   Ineos US Finance LLC, Senior Credit Facility Term Loan
                                   B-2, 7.5%, 12/16/13                                          217,349
       215,846             B/Ba3   Ineos US Finance LLC, Senior Credit Facility Term Loan
                                   C-2, 8.0%, 12/16/14                                          213,957
                                                                                           ------------
                                                                                           $    690,239
-------------------------------------------------------------------------------------------------------
                                   Steel -- 0.4%
     1,538,748              B/B3   Niagara Corp., Term Loan B, 8.5%, 6/29/14               $  1,407,955
                                                                                           ------------
                                   Total Materials                                         $  2,098,194
-------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.8%
                                   Aerospace & Defense -- 0.8%
     3,110,824            BB-/B2   API Technologies Corp., Term Loan, 7.75%, 6/27/16       $  2,955,282
                                                                                           ------------
                                   Total Capital Goods                                     $  2,955,282
-------------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.5%
                                   Auto Parts & Equipment -- 0.5%
     1,880,550             NR/NR   Metaldyne LLC, Term Loan, 5.25%, 5/18/17                $  1,824,134
                                                                                           ------------
                                   Total Automobiles & Components                          $  1,824,134
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     27

-------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                            Value
-------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.4%
                                   Specialty Stores -- 0.4%
     1,496,250             B/B2    Targus Group International, Inc., Term Loan,
                                   11.0%, 5/24/16                                          $  1,447,622
                                                                                           ------------
                                   Total Retailing                                         $  1,447,622
-------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.4%
                                   Packaged Foods & Meats -- 0.4%
     1,300,000           BB-/B2    Pierre Foods, Inc., Second Lien Term Loan,
                                   11.25%, 9/29/17                                         $  1,275,625
                                                                                           ------------
                                   Total Food, Beverage & Tobacco                          $  1,275,625
-------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                   Health Care Services -- 0.7%
       455,042            B+/B1    Aveta, Inc., NAMM Term Loan, 8.5%, 4/14/15              $    446,510
       783,691             B/B2    National Specialty Hospitals, Inc., Initial Term Loan,
                                   8.25%, 2/3/17                                                756,262
     1,137,675            NR/B1    Prime Healthcare Services, Inc., Term Loan B,
                                   7.25%, 4/28/15                                             1,092,168
                                                                                           ------------
                                                                                           $  2,294,940
-------------------------------------------------------------------------------------------------------
                                   Health Care Technology -- 0.4%
     1,347,500             B/B2    Medical Card System, Inc., Term Loan,
                                   12.0%, 9/17/15                                          $  1,313,813
-------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.1%
       455,042            B+/B1    Aveta Inc., MMM Term Loan, 8.5%, 4/14/15                $    446,228
                                                                                           ------------
                                   Total Health Care Equipment & Services                  $  4,054,981
-------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 0.4%
                                   Biotechnology -- 0.4%
     1,580,000          NR/Caa1    Alkermes, Inc., Second Lien Term Loan,
                                   9.5%, 9/16/18                                           $  1,564,200
                                                                                           ------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                           $  1,564,200
-------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.6%
                                   Diversified Financial Services -- 0.6%
       443,368            B-/B2    BNY ConvergEX Group LLC, Second Lien EZE Term Loan,
                                   8.75%, 12/18/17                                         $    445,584
     1,056,633            B-/NR    BNY ConvergEX Group LLC, Second Lien TOP Term Loan,
                                   8.75%, 12/18/17                                            1,061,916
       389,294            NR/NR    Long Haul Holdings, Ltd. and PT Bakrie & Brothers Tbk,
                                   Tranche A Vallar Loan, 0.09%, 3/5/12                         379,561
       310,706             B/B2    Long Haul Holdings, Ltd. and PT Bakrie & Brothers Tbk,
                                   Tranche B Vallar Loan, 0.09%, 3/5/12                         302,939
                                                                                           ------------
                                   Total Diversified Financials                            $  2,190,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer High Income Trust | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.7%
                                   Multi-line Insurance -- 0.7%
       370,522               B/B2  AmWins Group, Inc., Initial Term Loan,
                                   4.536%, 6/8/13                                           $    357,553
     2,250,000            CCC+/B3  AmWins Group, Inc., Second Lien Initial Term Loan,
                                   5.86%, 6/9/14                                               2,057,344
                                                                                            ------------
                                   Total Insurance                                          $  2,414,897
--------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 1.2%
                                   Application Software -- 1.2%
     1,700,000              NR/NR  Applied Systems, Inc., Second Lien Term Loan,
                                   9.25%, 6/8/17                                            $  1,654,661
     2,500,000          CCC+/Caa1  Vertafore, Inc., Second Lien Term Loan,
                                   9.75%, 10/29/17                                             2,410,417
                                                                                            ------------
                                   Total Software & Services                                $  4,065,078
--------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.3%
                                   Electric Utilities -- 0.3%
     1,316,443             CCC/B2  Texas Competitive Electric Holdings Co., LLC, Extending
                                   Term Loan, 4.75%, 10/10/17                               $    886,543
                                                                                            ------------
                                   Total Utilities                                          $    886,543
--------------------------------------------------------------------------------------------------------
                                   TOTAL FLOATING RATE LOAN INTERESTS
                                   (Cost $26,234,185)                                       $ 25,526,556
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 2.1% of Net Assets
                                   ENERGY -- 0.1%
                                   Oil & Gas Drilling -- 0.1%
        13,045(h)                  Rowan Companies, Inc.                                    $    393,829
                                                                                            ------------
                                   Total Energy                                             $    393,829
--------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 1.1%
                                   Commodity Chemicals -- 0.1%
        26,430(h)                  Georgia Gulf Corp.                                       $    365,527
--------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.6%
        94,230(h)                  Lyondell Basell Industries NV                            $  2,302,039
--------------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.3%
     1,391,615(g)(h)(j)            Blaze Recycling and Metals LLC,
                                   Class A Units                                            $    960,214
         3,402                     Freeport-McMoRan Copper & Gold, Inc. (Class B)                103,591
                                                                                            ------------
                                                                                            $  1,063,805
--------------------------------------------------------------------------------------------------------
                                   Steel -- 0.1%
        26,215(g)(h)(j)            KNIA Holdings, Inc.                                      $    183,244
                                                                                            ------------
                                   Total Materials                                          $  3,914,615
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     29

--------------------------------------------------------------------------------------------------
Shares                                                                                Value
--------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.1%
                               Building Products -- 0.1%
           894(g)(h)(j)        Panolam Holdings Co.                                   $    438,060
                                                                                      ------------
                               Total Capital Goods                                    $    438,060
--------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.2%
                               Airlines -- 0.2%
        97,564(h)              Delta Air Lines, Inc.                                  $    731,730
                                                                                      ------------
                               Total Transportation                                   $    731,730
--------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.4%
                               Auto Parts & Equipment -- 0.4%
        29,909                 Lear Corp.                                             $  1,283,096
                                                                                      ------------
                               Total Automobiles & Components                         $  1,283,096
--------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 0.2%
                               Pharmaceuticals -- 0.2%
        17,818                 Teva Pharmaceutical Industries, Ltd. (A.D.R.)          $    663,186
                                                                                      ------------
                               Total Pharmaceuticals, Biotechnology & Life Sciences   $    663,186
--------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.0%
                               Systems Software -- 0.0%
        10,942                 Perseus Holding Corp. (144A)                           $         --
--------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $7,233,652)                                      $  7,424,516
--------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCK -- 0.4%
                               DIVERSIFIED FINANCIALS -- 0.4%
                               Other Diversified Financial Services -- 0.4%
         1,880                 Bank of America Corp., 7.25%                           $  1,440,061
                                                                                      ------------
                               Total Diversified Financials                           $  1,440,061
--------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCK
                               (Cost $1,383,242)                                      $  1,440,061
--------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 0.7% of Net Assets
                               DIVERSIFIED FINANCIALS -- 0.6%
                               Diversified Financial Services -- 0.6%
     2,925,000                 GMAC Capital Trust I, 8.125%                           $  2,135,250
                                                                                      ------------
                               Total Diversified Financials                           $  2,135,250
--------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.1%
                               Systems Software -- 0.1%
         5,745(h)(j)           Perseus Holding Corp., 14.0% (144A)                    $    201,075
                                                                                      ------------
                               Total Software & Services                              $    201,075
--------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $2,952,923)                                      $  2,336,325
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30     Pioneer High Income Trust | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Shares                                                                       Value
-----------------------------------------------------------------------------------------
                     RIGHTS/WARRANTS -- 0.0%
                     ENERGY -- 0.0%
                     Oil & Gas Exploration & Production -- 0.0%
 NOK 1,310,558       Norse Energy Corp. ASA, Expires 6/16/15                 $     22,323
                                                                             ------------
                     Total Energy                                            $     22,323
-----------------------------------------------------------------------------------------
                     TOTAL RIGHTS/WARRANTS
                     (Cost $0)                                               $     22,323
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------
                     TEMPORARY CASH INVESTMENTS -- 12.4% of Net Assets
                     SECURITIES LENDING COLLATERAL -- 12.4% (k)
                     Certificates of Deposit:
     1,002,803       Bank of Montreal Chicago, 0.18%, 10/20/11               $  1,002,803
     1,002,803       Bank of Montreal Chicago, 0.38%, 9/26/12                   1,002,803
     1,002,803       Bank of Nova Scotia, 0.32%, 10/11/12                       1,002,803
       250,930       Bank of Nova Scotia Houston, 0.54%, 6/11/12                  250,930
     1,253,504       Canadian Imperial Bank of Commerce NY,
                     0.21%, 10/3/11                                             1,253,504
     1,253,428       Dnb Nor Bank ASA NY, 0.22%, 11/14/11                       1,253,428
     1,128,154       JPMorgan Chase Bank NA, 0.28%, 10/17/12                    1,128,154
       626,750       National Australia Bank NY, 0.27%, 10/19/11                  626,750
       877,453       National Australia Bank NY, 0.31%, 1/9/12                    877,453
     1,379,003       RaboBank Nederland, 0.32%, 4/2/12                          1,379,003
       626,752       Royal Bank of Canada NY, 0.48%, 9/10/12                      626,752
     1,253,531       Skandinav Enskilda Bank NY, 0.33%, 11/9/11                 1,253,531
       501,418       Wachovia Corp., 0.38%, 10/15/11                              501,418
       376,232       Wachovia Corp., 0.48%, 3/1/12                                376,232
     1,253,504       Westpac Banking Corp., NY, 0.33%, 12/6/11                  1,253,504
                                                                             ------------
                                                                             $ 13,789,068
-----------------------------------------------------------------------------------------
                     Commercial Paper:
       501,402       American Honda Finance, 0.30%, 1/11/12                  $    501,402
       299,817       Chariot Funding LLC, 0.16%, 10/17/11                         299,817
     1,002,786       Chariot Funding LLC, 0.16%, 10/5/11                        1,002,786
       877,387       Chariot Funding LLC, 0.15%, 10/19/11                         877,387
       400,892       Commonwealth Bank of Australia, 0.28%, 12/15/11              400,892
       763,812       Commonwealth Bank of Australia, 0.39%, 2/23/12               763,812
       626,719       Falcon Asset Securitization Co., LLC, 0.16%, 10/13/11        626,719
     1,253,471       Falcon Asset Securitization Co., LLC, 0.16%, 10/7/11       1,253,471
       575,377       Federal Farm Credit, 0.18%, 8/20/12                          575,377
       902,517       General Electric Capital Corp., 0.37%, 4/10/12               902,517
       125,265       General Electric Capital Corp., 0.42%, 7/27/12               125,265
       137,923       General Electric Capital Corp., 0.48%, 11/21/11              137,923
       626,745       National Australia Funding Delaware, Inc., 0.19%,
                     10/3/11                                                      626,745

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     31

-----------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                      Value
-----------------------------------------------------------------------------------------
                     Commercial Paper -- Continued
     1,127,677       Nestle Capital Corp., 0.19%, 12/20/11                   $  1,127,677
     1,002,023       Nordea NA, 0.28%, 1/9/12                                   1,002,023
       803,656       Old Line Funding LLC, 0.17%, 10/5/11                         803,656
       376,041       Old Line Funding LLC, 0.17%, 10/7/11                         376,041
     1,002,675       Procter & Gamble, 0.14%, 11/3/11                           1,002,675
       626,752       Royal Bank of Canada, 0.30%, 10/1/12                         626,752
       752,035       Sanofi Aventis SA, 0.17%, 10/20/11                           752,035
       278,402       Straight-a Funding LLC, 0.19%, 12/9/11                       278,402
     1,253,504       Svenska HandelsBanken, 0.38%, 10/5/12                      1,253,504
       672,194       Thunderbay Funding LLC, 0.17%, 10/12/11                      672,194
       502,119       Thunderbay Funding LLC, 0.18%, 10/5/11                       502,119
       250,589       Thunderbay Funding LLC, 0.22%, 12/13/11                      250,589
       501,202       Thunderbay Funding LLC, 0.22%, 12/5/11                       501,202
       626,693       Variable Funding Capital Co., LLC, 0.19%, 10/19/11           626,693
       626,507       Variable Funding Capital Co., LLC, 0.21%, 12/7/11            626,507
       250,777       Wells Fargo & Co., 0.34%, 1/24/12                            250,777
                                                                             ------------
                                                                             $ 18,746,959
-----------------------------------------------------------------------------------------
                     Tri-Party Repurchase Agreements:
     1,253,504       Merrill Lynch, Inc., 0.04%, dated 9/30/11, repurchase
                     price of $1,253,504 plus accrued interest on 10/3/11
                     collateralized by the following:
                     $247,144 U.S. Treasury Bond, 5.0%, 5/15/37
                     $1,031,432 U.S. Treasury Note, 1.75%, 5/31/16           $  1,253,504
     5,026,451       RBS Securities, Inc., 0.05%, dated 9/30/11,
                     repurchase price of $5,026,451 plus accrued interest
                     on 10/3/11 collateralized by $5,127,102
                     Federal Home Loan Mortgage Corp.,
                     0.0%, 3/30/12 - 6/30/12                                    5,026,451
       501,402       Barclays Capital Markets, 0.05%, dated 9/30/11,
                     repurchase price of $501,402 plus accrued interest on
                     10/3/11 collateralized by $511,430 U.S. Treasury
                     Notes, 3.125 - 3.625%, 2/15/21 - 5/15/21                     501,402
                                                                             ------------
                                                                             $  6,781,357
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------
                     Money Market Mutual Funds:
    $1,880,256       Dreyfus Preferred Money Market Fund                     $  1,880,256
     1,880,256       Fidelity Prime Money Market Fund                           1,880,256
                                                                             ------------
                                                                             $  3,760,512
                                                                             ------------
                     Total Securities Lending Collateral                     $ 43,077,896
-----------------------------------------------------------------------------------------
                     TOTAL TEMPORARY CASH INVESTMENTS
                     (Cost $43,077,896)                                      $ 43,077,896
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32     Pioneer High Income Trust | Semiannual Report | 9/30/11

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN SECURITIES -- 153.8%
                     (Cost $549,086,768) (l)(m)                                 $ 534,844,115
---------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- (10.4)%                    $ (36,013,035)
---------------------------------------------------------------------------------------------
                     PREFERRED SHARES AT REDEMPTION VALUE,
                     INCLUDING DIVIDENDS PAYABLE -- (43.4)%                     $(151,000,891)
---------------------------------------------------------------------------------------------
                     NET ASSETS APPLICABLE TO COMMON
                     SHAREOWNERS -- 100.0%                                      $ 347,830,189
=============================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2011, the value of these securities amounted to $200,501,147 or 57.6% of total net assets applicable to common shareowners.

NR     Security not rated by S&P or Moody's.

WR     Rating withdrawn by either S&P or Moody's.

* Senior floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2011.

(a) Floating rate note. The rate shown is the coupon rate at September 30, 2011.

(b)    At September 30, 2011, the following securities were out on loan:

----------------------------------------------------------------------------------------------
     Principal
     Amount                                                                        Market
     USD ($)         Description                                                   Value
----------------------------------------------------------------------------------------------
       760,000       ABN Amro North American Holding Preferred Capital Repackage
                     Trust I, 6.523% (144A)                                        $   581,955
     2,674,000       ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                        2,771,676
       100,000       Accellent, Inc., 10.0%, 11/1/17                                    89,389
     2,175,000       Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)                1,748,269
       400,000       Broadview Networks Holdings, Inc., 11.375%, 9/1/12                323,665
       450,000       Burger King Capital Holdings LLC, 0.0%, 4/15/19 (144A)            246,375
     1,370,000       Burger King Corp., 9.875%, 10/15/18                             1,473,106
     2,205,000       Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%, 6/15/19 (144A)     1,781,640
       417,000       Cincinnati Bell, Inc., 8.75%, 3/15/18                             371,608
       395,000       First Data Corp., 9.875%, 9/24/15                                 330,813
       600,000       Hercules Offshore, Inc., 3.375%, 6/1/38                           546,694
     2,804,600       Hologic, Inc., 2.0%, 12/15/37                                   2,915,614
     2,077,000       Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)                  1,559,048
       495,000       JA Solar Holdings Co., Ltd., 4.5%, 5/15/13                        340,003
     1,965,000       LifePoint Hospitals, Inc., 3.25%, 8/15/25                       1,995,090

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     33

----------------------------------------------------------------------------------------------
     Principal
     Amount                                                                        Market
     USD ($)         Description                                                   Value
----------------------------------------------------------------------------------------------
       750,000       Manitowoc Co., Inc., 9.5%, 2/15/18                            $   742,031
     2,383,000       Minerva Overseas II, Ltd., 10.875%, 11/15/19 (144A)             1,979,751
     5,118,000       Mueller Water Products, Inc., 7.375%, 6/1/17                    4,116,806
     2,000,000       NCO Group, Inc., 11.875%, 11/15/14                              1,909,062
     1,480,000       Ono Finance II Plc, 10.875%, 7/15/19 (144A)                     1,069,531
     2,899,000       PAETEC Holding Corp., 9.5%, 7/15/15                             3,072,337
       153,000       Pilgrim's Pride Corp., 7.875%, 12/15/18 (144A)                    120,177
       750,000       Pinafore LLC, 9.0%, 10/1/18 (144A)                                802,313
     3,500,000       Quicksilver Resources, Inc., 7.125%, 4/1/16                     3,203,994
       608,000       Sally Holdings LLC, 10.5%, 11/15/16                               651,700
       300,000       Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13                   118,875
     1,000,000       Swift Services Holdings, Inc., 10.0%, 11/15/18                    927,500
       346,000       Texas Competitive Electric Holdings LLC, 11.5%, 10/1/20 (144A)    286,637
        99,000       Transocean, Ltd., 1.5%, 12/15/37                                   98,072
       500,000       Vertellus Specialties, Inc., 9.375%, 10/1/15 (144A)               460,808
     1,850,000       Xinergy Corp., 9.25%, 5/15/19 (144A)                            1,724,200
     3,600,000       Yankee Acquisition Corp., 8.5%, 2/15/15                         3,494,250
----------------------------------------------------------------------------------------------
                                                                                   $41,852,989
==============================================================================================

(c)   Security is in default and is non-income producing.

(d) Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specific date. The rate shown is the rate at September 30, 2011.

(e) Payment-in-Kind (PIK) security which may pay interest in the form of additional principal amount.

(f)   Security is priced as a unit.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services). (See Note 1A)

(h)   Non-income producing.

(i)   Security is perpetual in nature and has no stated maturity date.

(j) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $5,047,418. The aggregate fair value of $3,790,445 represents 1.1% of the total net assets applicable to common shareowners.

(k)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

The accompanying notes are an integral part of these financial statements.

34     Pioneer High Income Trust | Semiannual Report | 9/30/11

(l) At September 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $549,086,768 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 33,700,673
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (47,943,326)
                                                                                   ------------
       Net unrealized loss                                                         $(14,242,653)
                                                                                   ============

(m) Distribution of investments by country of issue, as a percentage of total holdings, is as follows:


      United States                                                         77.7%
      Canada                                                                 4.1
      Cayman Islands                                                         2.9
      Netherlands                                                            2.0
      Norway                                                                 1.9
      United Kingdom                                                         1.7
      Bermuda                                                                1.6
      Brazil                                                                 1.4
      Luxembourg                                                             1.3
      Ireland                                                                1.1
      Other (individually less than 1%)                                      4.3
                                                                           -----
                                                                           100.0%
                                                                           =====

For financial reporting purposes net unrealized loss on investments was $(14,242,653) and cost of investments aggregated $549,086,768.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2011 aggregated $95,133,403 and $79,411,265, respectively.

Note: Principal amounts are denominated in U.S. dollars unless otherwise noted.

CNY  -- Chinese Yuan
EURO -- Euro
GBP  -- British Pound
NOK  -- Norwegian Krone

Glossary of Terms:

(A.D.R.) American Depository Receipt.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods are categorized as Level 3.

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     35

The following is a summary of the inputs used as of September 30, 2011, in valuing the Trust's investments:

-----------------------------------------------------------------------------------------------------
                                     Level 1          Level 2            Level 3         Total
-----------------------------------------------------------------------------------------------------
Asset backed securities              $        --     $ 10,091,717        $       --     $ 10,091,717
Collateralized mortgage
 obligations                                  --        1,702,296                --        1,702,296
Corporate bonds & notes
 (environmental & facilities
 services)                                    --        1,109,941           133,492        1,243,433
Corporate bonds & notes (other
 industries)                                  --      390,990,275                --      390,990,275
Convertible bonds & notes                     --       24,536,307                --       24,536,307
Municipal bonds                               --       21,079,765                --       21,079,765
Municipal collateralized debt
 obligation                                   --        2,007,852                --        2,007,852
Sovereign debt obligations                    --        3,364,793                --        3,364,793
Floating rate loan interests                  --       25,526,556                --       25,526,556
Common stocks (diversified
 metals & mining)                        103,591               --           960,214        1,063,805
Common stocks (steel)                         --               --           183,244          183,244
Common stocks (building
 products)                                    --               --           438,060          438,060
Common stocks (other industries)       5,739,407               --                --        5,739,407
Convertible preferred stock            1,440,061               --                --        1,440,061
Preferred stock                               --        2,336,325                --        2,336,325
Rights/Warrants                           22,323               --                --           22,323
Temporary cash investments                    --       32,536,027                --       32,536,027
Repurchase agreements                         --        6,781,357                --        6,781,357
Money market mutual funds              3,760,512               --                --        3,760,512
-----------------------------------------------------------------------------------------------------
 Total                               $11,065,894     $522,063,211        $1,715,010     $534,844,115
====================================================================================================
Other Financial Instruments          $        --     $     (4,808)       $       --     $     (4,808)
====================================================================================================

* Other financial instruments include foreign exchange contracts and net unrealized loss on unfunded loan commitments.

The accompanying notes are an integral part of these financial statements.

36     Pioneer High Income Trust | Semiannual Report | 9/30/11

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

----------------------------------------------------------------------------------------------------------------
                                                         Change in                       Transfer
                                           Realized      unrealized         Net          in and       Balance
                            Balance as     gain          appreciation       purchase     out of       as of
                            of 3/31/11     (loss)        (depreciation)     (sales)      Level 3*     9/30/11
----------------------------------------------------------------------------------------------------------------
Corporate bonds & notes
  (environmental &
  facilities services)      $  133,492     $--           $--                $--          $--          $  133,492
Common stocks
  (diversified metals &
  mining)                      960,214      --            --                 --           --             960,214
Common stocks (steel)          183,244      --            --                 --           --             183,244
Common stock (building
  products)                    438,060      --            --                 --           --             438,060
----------------------------------------------------------------------------------------------------------------
Ending balance              $1,715,010     $--           $--                $--          $--          $1,715,010
================================================================================================================

*  Transfers are calculated on the date of transfer.

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     37

Statement of Assets and Liabilities | 9/30/11 (Consolidated) (unaudited)

ASSETS:
  Investments in securities, at value (including securities loaned of
   $41,852,989) (cost $549,086,768)                                       $534,844,115
  Cash                                                                       1,310,852
  Receivables --
   Investment securities sold                                                   96,090
   Dividends and interest                                                   13,694,591
   Forward foreign currency portfolio hedge contracts -- net                    66,629
  Prepaid expenses                                                               2,128
  Other assets                                                                 384,364
---------------------------------------------------------------------------------------
     Total assets                                                         $550,398,769
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  1,228,611
   Upon return of securities loaned                                         43,077,896
  Depreciation on unfunded loan commitments -- net                               4,808
  Foreign currency overdraft                                                 6,795,681
  Due to affiliates                                                            301,163
  Accrued expenses                                                             159,530
---------------------------------------------------------------------------------------
     Total liabilities                                                    $ 51,567,689
---------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040 shares,
   including dividends payable of $891                                    $151,000,891
---------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                          399,908,995
  Undistributed net investment income                                       12,306,270
  Accumulated net realized loss on investments and foreign
   currency transactions                                                   (50,437,801)
  Net unrealized loss on investments                                       (14,247,461)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    300,186
---------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $347,830,189
=======================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
   Based on $347,830,189/28,128,618 common shares                         $      12.37
=======================================================================================

The accompanying notes are an integral part of these financial statements.

38     Pioneer High Income Trust | Semiannual Report | 9/30/11

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 9/30/11

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld $3,519)                           $  25,809,757
  Dividend income (net of foreign taxes withheld $5,390)                          110,355
  Income from securities loaned, net                                               66,543
-----------------------------------------------------------------------------------------------------------
   Total investment income                                                                    $ 25,986,655
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $   1,449,283
  Administrative fees                                                             172,076
  Transfer agent fees and expenses                                                  3,789
  Shareowner communications expense                                                23,406
  Auction agent fees                                                              201,645
  Custodian fees                                                                   78,020
  Registration fees                                                                11,854
  Professional fees                                                                38,856
  Printing expense                                                                 23,426
  Trustees' fees                                                                    8,332
  Pricing fee                                                                       4,203
  Miscellaneous                                                                    29,016
   Total expenses                                                                             $  2,043,906
-----------------------------------------------------------------------------------------------------------
     Net investment income                                                                    $ 23,942,749
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments                                                              $   8,770,977
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            300,555     $  9,071,532
-----------------------------------------------------------------------------------------------------------
  Change in unrealized gain (loss) from:
   Investments                                                              $ (65,316,147)
   Unfunded corporate loans                                                        (1,823)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                              2,093     $(65,315,877)
-----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                   $(56,244,345)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                                            $   (107,568)
-----------------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common shareowners
     resulting from operations                                                                $(32,409,164)
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     39

Statement of Changes in Net Assets (Consolidated)

----------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    9/30/11            Year Ended
                                                                    (unaudited)        3/30/11
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $ 23,942,749       $ 46,924,784
Net realized gain on investments and foreign currency
  transactions                                                         9,071,532          3,493,231
Change in unrealized gain (loss) on investments and foreign
  currency transactions                                              (65,315,877)        26,357,426
Distributions to preferred shareowners from net investment
  income                                                                (107,568)          (459,394)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners resulting from operations                   $(32,409,164)      $ 76,316,047
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($0.83 and $1.65 per share, respectively)     $(23,144,896)      $(45,965,092)
----------------------------------------------------------------------------------------------------
   Total distributions to common shareowners                        $(23,144,896)      $(45,965,092)
----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment in distributions                                       $  2,035,929       $  3,910,658
----------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners from Trust share transactions                      $  2,035,929       $  3,910,658
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners                                             $(53,518,131)      $ 34,261,613
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                  401,348,320        367,086,707
----------------------------------------------------------------------------------------------------
End of period                                                       $347,830,189       $401,348,320
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                 $ 12,306,270       $ 11,615,985
====================================================================================================

The accompanying notes are an integral part of these financial statements.

40     Pioneer High Income Trust | Semiannual Report | 9/30/11

Financial Highlights

----------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended              Year
                                                                         9/30/11            Ended
                                                                         (Consolidated)     3/31/11
                                                                         (Unaudited)        (Consolidated)
----------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                     $   14.33          $ 13.23
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                   $    0.86          $  1.68
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (1.99)            1.09
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                      (0.00)(g)        (0.02)
  Net realized gains                                                            --               --
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations                   $   (1.13)         $  2.75
Dividends and distributions to common shareowners from:
 Net investment income                                                       (0.83)           (1.65)
 Net realized gains                                                             --               --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $   (1.96)         $  1.10
----------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                                        $   12.37          $ 14.33
==========================================================================================================
Market value, end of period(b)                                           $   16.35          $ 16.55
==========================================================================================================
Total return at market value(c)                                               3.17%           20.12%
Ratios to average net assets
  Net expenses(d)                                                             0.98%(f)         1.11%
  Net investment income before preferred share dividends                     11.48%(f)        12.43%
  Preferred share dividends                                                   0.05%(f)         0.12%
  Net investment income available to common shareowners                      11.43%(f)        12.31%

----------------------------------------------------------------------------------------------------------------------
                                                                           Year        Year        Year        Year
                                                                           Ended       Ended       Ended       Ended
                                                                           3/31/10     3/31/09     3/31/08     3/31/07
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                       $  7.07     $ 13.41     $ 16.63     $16.13
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                     $  1.65     $  1.82     $  1.90     $ 1.88
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       6.17       (6.38)      (2.73)      0.64
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                      (0.01)      (0.13)      (0.22)     (0.27)
  Net realized gains                                                            --          --       (0.07)     (0.01)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations                     $  7.81     $ (4.69)    $ (1.12)    $ 2.24
Dividends and distributions to common shareowners from:
 Net investment income                                                       (1.65)      (1.65)      (1.65)     (1.65)
 Net realized gains                                                             --          --       (0.45)     (0.09)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  6.16     $ (6.34)    $ (3.22)    $ 0.50
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                                          $ 13.23     $  7.07     $ 13.41     $16.63
======================================================================================================================
Market value, end of period(b)                                             $ 15.38     $  8.03     $ 13.15     $17.84
======================================================================================================================
Total return at market value(c)                                             119.69%     (27.74)%    (15.37)%    17.61%
Ratios to average net assets
  Net expenses(d)                                                             1.23%       1.25%       1.02%      1.01%
  Net investment income before preferred share dividends                     14.92%      17.03%      12.36%     11.57%
  Preferred share dividends                                                   0.13%       1.22%       1.45%      1.67%
  Net investment income available to common shareowners                      14.79%      15.81%      10.91%      9.90%

The accompanying notes are an integral part of these financial statements.

                   Pioneer High Income Trust | Semiannual Report | 9/30/11    41

----------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended              Year
                                                                         9/30/11            Ended
                                                                         (Consolidated)     3/31/11
                                                                         (Unaudited)        (Consolidated)
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                             15%                10%
Net assets of common shareowners, end of period (in thousands)           $347,830           $401,348
Preferred shares outstanding (in thousands)                              $151,000           $151,000
Asset coverage per preferred share, end of period                        $ 82,588           $ 91,450
Average market value per preferred share(e)                              $ 25,000           $ 25,000
Liquidation value, including dividends payable, per preferred share      $ 25,001           $ 25,001
Ratio to average net assets of common shareowners before waivers and reimbursements of expenses
 Net expenses(d)                                                             0.98%(f)           1.11%
 Net investment income before preferred share dividends                     11.48%(f)          12.43%
 Preferred share dividends                                                   0.05%(f)           0.12%
 Net investment income available to common shareowners                      11.43%(f)          12.31%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                        Year          Year           Year          Year
                                                                        Ended         Ended          Ended         Ended
                                                                        3/31/10       3/31/09        3/31/08       3/31/07
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            15%           19%            15%           27%
Net assets of common shareowners, end of period (in thousands)          $367,087      $194,057       $365,199      $450,444
Preferred shares outstanding (in thousands)                             $151,000      $151,000       $151,000      $151,000
Asset coverage per preferred share, end of period                       $ 85,777      $ 57,131       $ 85,481      $ 99,597
Average market value per preferred share(e)                             $ 25,000      $ 25,000       $ 25,000      $ 25,000
Liquidation value, including dividends payable, per preferred share     $ 25,001      $ 25,002       $ 25,018      $ 25,020
Ratio to average net assets of common shareowners before waivers and reimbursements of expenses
 Net expenses(d)                                                            1.23%         1.25%          1.02%         1.01%
 Net investment income before preferred share dividends                    14.92%        17.03%         12.36%        11.57%
 Preferred share dividends                                                  0.13%         1.22%          1.45%         1.67%
 Net investment income available to common shareowners                     14.79%        15.81%         10.91%         9.90%
----------------------------------------------------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(e) Market value is redemption value without an active market.
(f) Annualized.
(g) Amount is less than $0.01 per common share.


The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

42    Pioneer High Income Trust | Semiannual Report | 9/30/11

Notes to Financial Statements | 9/30/11 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.


                  Pioneer High Income Trust | Semiannual Report | 9/30/11     43

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Loan interests for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices.

   At September 30, 2011, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.5% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.


44     Pioneer High Income Trust | Semiannual Report | 9/30/11

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net


                  Pioneer High Income Trust | Semiannual Report | 9/30/11     45
   investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions paid to common and preferred shareowners during the year ended March 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
   Distribution paid from:
   Ordinary Income                                                  $46,424,486
--------------------------------------------------------------------------------
     Total taxable distribution                                     $46,424,486
--------------------------------------------------------------------------------

   The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                   $ 13,616,469
   Capital loss carryforward                                        (58,140,584)
   Post-October loss deferred                                          (953,338)
   Dividends payable                                                     (8,386)
   Unrealized appreciation                                           48,961,093
--------------------------------------------------------------------------------
     Total                                                         $  3,475,254
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on straddles and wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, and other book/tax temporary differences.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only


46     Pioneer High Income Trust | Semiannual Report | 9/30/11
   account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Trust's securities lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Trust prior to the close of business on that day. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer


                  Pioneer High Income Trust | Semiannual Report | 9/30/11     47
   the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended September 30, 2011, the net management fee was 0.51% of the Trust's average daily managed assets, which was equivalent to 0.69% of the Trust's average daily net assets attributable to the common shareowners.


48     Pioneer High Income Trust | Semiannual Report | 9/30/11

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2011, $301,163 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.


3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.


4. Basis for Consolidation for the Pioneer High Income Trust

The consolidated financial statements of the Trust include the accounts of Blaze Holding HINCT, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Trust. It is intended that the Trust will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Trust's interest in Blaze Recycling and Metals LLC, Class A Units. As of September 30, 2011, the Subsidiary represented approximately $960,214 or approximately 0.3% of the net assets applicable to the common shareholders of the Trust.


                  Pioneer High Income Trust | Semiannual Report | 9/30/11     49

5. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended September 30, 2011, the Trust expenses were not reduced under such arrangement.


6. Forward Foreign Currency Contracts

During the six months ended September 30, 2011, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2011 was 2,586,678.

Open portfolio hedge at September 30, 2011, were as follows:

-----------------------------------------------------------------------------------------------------
                                                                                           Net
             Net Contracts to       In Exchange       Settlement                           Unrealized
Currency    Receive/(Deliver)       for US$           Date             US$ Value           Gain
-----------------------------------------------------------------------------------------------------
EURO                (161,000)       $  (230,977)      12/15/11         $  (215,629)        $15,348
EURO              (4,275,000)        (5,738,610)      01/31/12          (5,725,511)         13,099
GBP                 (422,000)          (693,428)      11/04/11            (657,865)         35,563
GBP                 (720,000)       $(1,124,118)      02/03/12         $(1,121,499)          2,619
-----------------------------------------------------------------------------------------------------
  Total                                                                                    $66,629
=====================================================================================================

7. Unfunded Loan Commitments

As of September 30, 2011, the Trust had an unfunded loan commitment of $137,376 (excluding unrealized depreciation on this commitment of $4,808 as of September 30, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                 Unfunded Loan
Borrower                                                            Commitment
--------------------------------------------------------------------------------
National Specialty Hospitals, Inc., Delayed Draw Term Loan            $137,376
--------------------------------------------------------------------------------

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended September 30, 2011 and the year ended March 31, 2011 were as follows:

--------------------------------------------------------------------------------
                                                      9/30/11           3/31/11
--------------------------------------------------------------------------------
Shares outstanding at beginning of period          27,999,225        27,737,499
Reinvestment of distributions                         129,393           261,726
--------------------------------------------------------------------------------
Shares outstanding at end of period                28,128,618        27,999,225
--------------------------------------------------------------------------------

50     Pioneer High Income Trust | Semiannual Report | 9/30/11

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of September 30, 2011, there were 6,040 AMPS as follows: Series M7-2,020, Series W28,-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate to be reset every 28 days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each 7-day Series is 150% of the 7 day commercial paper rate. The maximum rate for the 28-day series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.045% to 0.240% during the six months ended September 30, 2011.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.


                  Pioneer High Income Trust | Semiannual Report | 9/30/11     51

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2011 were as follows:

-----------------------------------------------------------------------------------------------------------
                                          Asset Derivatives                    Liabilities Derivatives
                                ---------------------------------------------------------------------------
Derivatives                      Balance Sheet Location      Value        Balance Sheet Location      Value
-----------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts       Receivables                 $66,629      Payables                    $ --
-----------------------------------------------------------------------------------------------------------
  Total                                                      $66,629                                  $ --
===========================================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2011 was as follows:

-------------------------------------------------------------------------------------------------------
                                                                                  Change in
                      Location of Gain or               Realized Gain or          Unrealized Gain or
                      (Loss) on Derivatives             (Loss) on Derivatives     (Loss) on Derivatives
Derivatives           Recognized in Income              Recognized in Income      Recognized in Income
-------------------------------------------------------------------------------------------------------
Foreign Exchange      Net realized gain on forward      $391,060
Contracts             foreign currency contracts and
                      other assets and liabilities
                      denominated in foreign
                      currencies
-------------------------------------------------------------------------------------------------------
Foreign Exchange      Change in net unrealized gain                               $72,857
Contracts             (loss) on forward foreign
                      currency contracts and other
                      assets and liabilities
                      denominated in foreign
                      currencies
-------------------------------------------------------------------------------------------------------

10. Subsequent Events

The Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable October 31, 2011, to common shareowners of record on October 14, 2011.

Dividends declared and paid on preferred shares totaled $15,974 in aggregate for the September 30 outstanding preferred share series through November 9, 2011.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that other than disclosed above, there were no subsequent events requiring recognition or disclosure in the financial statements.


52     Pioneer High Income Trust | Semiannual Report | 9/30/11

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 21, 2011, shareowners of Pioneer High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:


Proposal 1 -- To elect Class III Trustees.

-----------------------------------------------------------------------------
Nominee                           For                             Withheld
-----------------------------------------------------------------------------
Benjamin J. Friedman              24,687,619.917                  582,004.844
Margaret B.W. Graham              24,680,464.917                  589,159.844
Daniel K. Kingsbury               24,736,344.917                  533,279.844



                  Pioneer High Income Trust | Semiannual Report | 9/30/11     53

Trustees, Officers and Service Providers

Trustees                                       Officers
John F. Cogan, Jr., Chairman                   John F. Cogan, Jr., President
David R. Bock                                  Daniel K. Kingsbury, Executive
Mary K. Bush                                    Vice President
Benjamin M. Friedman                           Mark E. Bradley, Treasurer
Margaret B.W. Graham                           Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Sub-Administrator
State Street Bank and Trust Company


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


54     Pioneer High Income Trust | Semiannual Report | 9/30/11

                           This page for your notes.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     55

                           This page for your notes.

56     Pioneer High Income Trust | Semiannual Report | 9/30/11

                           This page for your notes.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     57

                           This page for your notes.

58     Pioneer High Income Trust | Semiannual Report | 9/30/11

                           This page for your notes.

                  Pioneer High Income Trust | Semiannual Report | 9/30/11     59

                           This page for your notes.

60     Pioneer High Income Trust | Semiannual Report | 9/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                                   1-800-710-0935
Or write to AST:
--------------------------------------------------------------------------------
For                                                   Write to

General inquiries, lost dividend checks,              American Stock
change of address, lost stock certificates,           Transfer & Trust
stock transfer                                        Operations Center
                                                      6201 15th Ave.
                                                      Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                     American Stock
                                                      Transfer & Trust
                                                      Wall Street Station
                                                      P.O. Box 922
                                                      New York, NY 10269-0560

Website                                               www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2011

* Print the name and title of each signing officer under his or her signature.